EXHIBIT 99.3

                                ESSEX CORPORATION

                                       AND

                      SENSYS DEVELOPMENT LABORATORIES, INC.

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

INTRODUCTION

Pursuant to an Agreement and Plan of Merger dated as of February 21, 2003 by and among Essex Corporation, its wholly-owned subsidiary ("Merger Sub"), Sensys Development Laboratories, Inc., a Maryland Corporation ("SDL"), and the principal shareholders of SDL, Merger Sub was merged with and into SDL with SDL as the surviving corporation (the "Merger"). The merger became effective February 28, 2003.

Pro forma financial information, prepared as if the transaction was consummated on December 31, 2001 (the beginning of the Company's 52-week fiscal year), is presented as follows.

           1. Pro Forma Consolidated Balance Sheet as of December 29, 2002
           2. Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended December 29, 2002
           3. Notes to Pro Forma Financial Information




                       ESSEX CORPORATION
           AND SENSYS DEVELOPMENT LABORATORIES, INC.
              PRO FORMA CONSOLIDATED BALANCE SHEET
                    AS OF DECEMBER 29, 2002
                           UNAUDITED


                                                                                                 PRO FORMA
                                                          HISTORICAL                           ADJUSTMENTS         PRO FORMA
                                                    ESSEX            SDL          TOTAL      & ELIMINATIONS      ADJUSTED TOTAL
                                               -------------   -------------   -----------   --------------      --------------
                             ASSETS                AUDITED        UNAUDITED
                             ------
CURRENT ASSETS
Cash                                           $   1,030,247   $     138,449   $ 1,168,696   $    (309,000) D1   $   859,696
Accounts receivable, net                             565,626         899,300     1,464,926               -         1,464,926
Inventory                                                             46,000        46,000                            46,000
Prepayments and other                                106,987          25,347       132,334         428,573  D2       560,907
                                               -------------   -------------   -----------   -------------       -----------
                                                   1,702,860       1,109,096     2,811,956         119,573         2,931,529
                                               -------------   -------------   -----------   -------------       -----------
PROPERTY AND EQUIPMENT
Computers and special equipment                      948,455          61,825     1,010,280               -         1,010,280
Furniture, equipment and other                       219,112         124,392       343,504               -           343,504
                                               -------------   -------------   -----------   -------------       -----------
                                                   1,167,567         186,217     1,353,784               -         1,353,784
Accumulated depreciation and amortization           (845,360)       (153,631)     (998,991)              -          (998,991)
                                               -------------   -------------   -----------   -------------       -----------
                                                     322,207          32,586       354,793               -           354,793
                                               -------------   -------------   -----------   -------------       -----------
OTHER ASSETS
Patents, net                                         296,407               -       296,407               -           296,407
Goodwill                                                                   -             -       3,014,749  D1     3,014,749
Other intangibles                                                                                  430.000  D1
                                                                                                  (430,000) E1
Investment in SDL                                                                                4,404,361  D1
                                                                                                (4,404,361) D2

Other                                                 21,725           6,011        27,736                            27,736
                                               -------------   -------------   -----------   -------------       -----------
                                                     318,132           6,011       324,143       3,014,749         3,338,892
                                               -------------   -------------   -----------   -------------       -----------

TOTAL ASSETS                                   $   2,343,199   $   1,147,693   $ 3,490,892   $   3,134,322       $ 6,625,214
                                               =============   =============   ===========   =============       ===========


                       ESSEX CORPORATION
           AND SENSYS DEVELOPMENT LABORATORIES, INC.
              PRO FORMA CONSOLIDATED BALANCE SHEET
                    AS OF DECEMBER 29, 2002
                           UNAUDITED


                                                                                                 PRO FORMA
                                                          HISTORICAL                           ADJUSTMENTS         PRO FORMA
                                                    ESSEX            SDL          TOTAL      & ELIMINATIONS      ADJUSTED TOTAL
                                               -------------   -------------   -----------   --------------      --------------
LIABILITIES AND STOCKHOLDERS' EQUITY               AUDITED        UNAUDITED

CURRENT LIABILITIES
Advance from accounts receivable financing     $     169,432   $           -   $   169,432   $            -      $      169,432
Accounts payable                                     659,977         116,183       776,160                -             776,160
Accrued wages and vacation                           233,940         345,431       579,371                -             579,371
Capital leases                                        71,261               -        71,261                -              71,261
Accrued retirement                                    65,000          65,170       130,170                -             130,170
Billings in excess of costs                          135,000               -       135,000                -             135,000
Deferred income taxes                                      -         228,704       228,704         (151,704) D2               -
                                                                                                    (77,000) E2
Other accrued expenses                               146,041          12,870       158,911           75,000  D1         233,911
                                               -------------   -------------   -----------   --------------      --------------
                                                   1,480,651         768,358     2,249,009         (153,704)          2,095,305
LONG-TERM DEBT
Convertible note payable                             500,000               -       500,000                -             500,000
Capital leases, net of current portion                 4,390               -         4,390                -               4,390
                                               -------------   -------------   -----------   --------------      --------------
Total Liabilities                                  1,985,041         768,358     2,753,399         (153,704)          2,599,695
                                               -------------   -------------   -----------   --------------      --------------

STOCKHOLDERS' EQUITY

Common stock (Note C)                             12,706,520             784    12,707,304        4,020,361  D1      16,726,881
                                                                                                       (784) D2

Additional paid-in capital                         2,000,000          33,313     2,033,313          (33,313) D2       2,000,000
                                                                                                  3,444,749  D1
                                                                                                 (3,444,749) D2
Prepaid warrant                                       50,000               -        50,000                -              50,000
Accumulated (deficit) Retained earnings          (14,398,362)        345,238   (14,053,124)        (353,000) D3     (14,751,362)
                                                                                                   (345,238) D2
                                               -------------   -------------   -----------   --------------      --------------
Total Stockholders' Equity                           358,158         379,335       737,493        3,288,026           4,025,519
                                               -------------   -------------   -----------   --------------      --------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $   2,343,199   $   1,147,693   $ 3,490,892   $    3,134,322      $    6,625,214
                                               =============   =============   ===========   ==============      ==============

The accompanying notes are an integral part of this statement.


ESSEX CORPORATION
and SENSYS DEVELOPMENT LABORATORIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FIFTY-TWO WEEK FISCAL YEAR ENDED
DECEMBER 29, 2002
UNAUDITED
                                                                                                      Pro Forma
                                                            HISTORICAL                              Adjustments         Pro Forma
                                                     ESSEX              SDL           TOTAL        & Eliminations     Adjusted Total
                                               --------------   -------------    -------------    ---------------     --------------

Revenues                                       $   4,506,419    $   3,601,311    $   8,107,730    $           -       $   8,107,730
Cost of goods sold and services provided          (2,593,677)      (2,078,997)      (4,672,674)               -          (4,672,674)
Research and development                          (1,394,784)               -       (1,394,784)               -          (1,394,784)
Selling, general and administrative expenses      (2,668,117)      (1,329,243)      (3,997,360)        (430,000) E1      (4,427,360)
                                               -------------    -------------    -------------    -------------       -------------

Operating Profit (Loss)                           (2,150,159)         193,071       (1,957,088)        (430,000)         (2,387,088)

Interest (expense) income, net                       (23,458)            (729)         (24,187)               -             (24,187)
                                               -------------    -------------    -------------    -------------       -------------

Income (Loss) Before Income Taxes                 (2,173,617)         192,342       (1,981,275)        (430,000)         (2,411,275)

Provision for income taxes                                 -          (77,000)         (77,000)          77,000  E2               -
                                               -------------    -------------    -------------    -------------       -------------

Net Income (Loss)                              $  (2,173,617)   $     115,342    $  (2,058,275)        (353,000) D3   $  (2,411,275)
                                               =============    =============    =============    =============       =============

Weighted Average Number of Essex Shares
 Outstanding                                       7,410,647        1,104,907        8,515,554                -           8,515,554
                                               =============    =============    =============    =============       =============

Basic Loss Per Common Share                                                                                           $       (0.28)
                                                                                                                      =============

Diluted Loss Per Common Share                                                                                         $       (0.28)
                                                                                                                      =============

The accompanying notes are an integral part of these statements.

                               ESSEX CORPORATION
                                       AND
                      SENSYS DEVELOPMENT LABORATORIES, INC.
              NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


Note A:           Historical Information

The financial information shown for Essex represents the information from the Company's 2002 Form 10-KSB for the fiscal year ended December 29, 2002.

The financial information for Sensys Development Laboratories, Inc. (SDL) was derived from its audited information for its fiscal year ended September 30, 2002 as well as unaudited internal financial information for the three-month periods ended December 31, 2002 and 2001.

Note B:  Agreement to acquire Sensys Development Laboratories, Inc. (SDL)

Effective as of February 28, 2003, under an Agreement and Plan of Merger, dated as of February 21, 2003 (the "Agreement"), by and among Essex, its wholly-owned subsidiary ("Merger Sub"), SDL, and the principal shareholders of SDL, Merger Sub was merged with and into SDL with SDL as the surviving corporation (the "Merger"). Under the terms of the Agreement, the Company paid $309,000 in cash and issued approximately 683,000 shares of common stock. The Agreement further provided that an additional number of shares up to 422,000 may be released from escrow on the first anniversary of closing based upon certain factors. The Company also issued approximately 195,000 non-qualified fully vested options for its common stock at below market exercise prices in exchange for SDL fully vested outstanding options.

Note C:  Common Stock

Essex common stock is no par value with 25 million shares authorized. For historical purposes, there were 7,790,398 shares issued and outstanding at December 29, 2002 and 5,155,605 at December 30, 2001. There were 7,410,647 weighted average common shares outstanding during fiscal 2002. For pro forma purposes, 1,104,907 additional common shares, the maximum number of shares issuable under the acquisition, are considered outstanding during fiscal 2002.

Note D:  Pro Forma Consolidated Balance Sheet

The pro forma consolidated balance sheet has been prepared on the basis of the following assumptions:

(1) Essex issued 1,104,907 shares of its common stock with a fair value of approximately $3,502,555 based upon the weighted average market price per share at the measurement date (the effective date of the transaction). The Company also paid $309,000 in cash. The Company issued options exercisable for 194,769 shares of its common stock in exchange for the cancellation of existing SDL options and subject to adjustment in the case of options issued to the principal stockholders of SDL. The options were valued at $542,806 using the Black-Scholes model. In addition, the Company incurred approximately $50,000 of capitalizable expenses in connection with this transaction and estimates that $25,000 of additional expenses will be necessary to register the common stock issued in connection with the transaction. Since the transaction is accounted for as a purchase, the combined entities recognized intangible assets of approximately $3,445,000. Of this amount, approximately $430,749 was assigned to amortizing items such as 2003 contracts backlog. The remaining amount of approximately $3,014,000 is goodwill. Such intangible assets and goodwill are recognized as adjustments on the balance sheet.

                               ESSEX CORPORATION
                                       AND
                      SENSYS DEVELOPMENT LABORATORIES, INC.
              NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


(2) In the stockholders' equity section, recognition is given to the shares and stock option consideration issued in connection with the acquisition. The SDL equity balances as of the date of acquisition have been eliminated.

(3) The pro forma consolidated statement of operations adjustment result for the fiscal year ended December 29, 2002 is carried forward as an adjustment to retained deficit.

Note E:  Pro Forma Consolidated Statement of Operations

The Pro Forma Consolidated Statement of Operations has been prepared on the basis of the following assumptions:

(1) The amortizable intangible assets of approximately $430,000 were primarily related to contract backlog which has a short (less than one year) life and were completely amortized in 2002. This is based on the assumptions that the client base and backlog were consistent at the beginning of the pro forma 2002 year with the amounts recorded in connection with the acquisition.

(2) Income tax benefit has been recognized on the basis that the entities will file a consolidated return. Essex has net operating loss carryforwards which are expected to be available to offset taxable operating income generated from this transaction.

(3) No reductions in certain labor cost areas were estimated for calendar 2002, although certain cost savings are expected to be realized from the merger.